Putnam
Europe
Growth
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As economic slowing and the attendant retreat of equities assumed global proportions over the past 15 months, it was a rare stock portfolio that did not feel the effects. Putnam Europe Growth Fund was no exception. Experience has taught us, however, that retreats of this nature do not last forever, and seasoned investors have learned to look beyond them. Their patience has been frequently rewarded over the long term.

Given the market environment that prevailed throughout your fund's fiscal year, this is a particularly apt time to counsel the importance of maintaining a long-term investment perspective. While one should never take past performance as an assurance of future results, we believe your fund's outstanding record established since its introduction in 1990 provides a more reliable gauge of its potential than current results might suggest.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
August 15, 2001

REPORT FROM FUND MANAGEMENT

Omid Kamshad
Joshua L. Byrne
Nicholas J. A. Melhuish

In Europe, the 12 months ended June 30, 2001, were marked by a divergence between equity performance and economic conditions. As a region, Europe was perhaps the most solid economic performer in the world. However, both European stocks and the European Union's single currency, the euro, were weak. Because Putnam Europe Growth Fund strives to maintain broad exposure to leading companies in European markets, it could not avoid a decline in its 2001 fiscal year, which ended June 30, 2001. As your fund's managers, we tried to counter the downward trend by playing to Europe's strengths, emphasizing stocks of companies that we considered to be at lower risk of profit disappointments and favoring markets and sectors that appeared undervalued. Although the fund's setback in the past year was disappointing, we believe the fund's long-term returns confirm the effectiveness of our strategies.

Total return for 12 months ended 6/30/01

      Class A           Class B           Class C           Class M
    NAV     POP       NAV    CDSC       NAV    CDSC       NAV     POP
-----------------------------------------------------------------------
  -23.32%  -27.73%  -23.87%  -27.32%  -23.85%  -24.54%  -23.67%  -26.34%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* FUND STAYED DEFENSIVE AS BUSINESS SLOWED

When the fund's fiscal year began last summer, European economies were on an upswing and eclipsing growth in the United States. Throughout the year, in fact, Europe grew more vigorously than other regions. This feat became less impressive, however, because European growth rates, like those elsewhere in the world, also slowed during the year. European consumer spending was strong, but the drop in capital investment became a global phenomenon, as did the slump in manufacturing.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                         14.9%

Oil and gas                     11.3%

Pharmaceuticals                  9.8%

Insurance                        9.2%

Telecommunications               9.1%

Footnote reads:
* Based on net assets as of 6/30/01. Holdings will vary over time.


Europe was also troubled by the downturn in its telecommunications sector, which had been providing growth leadership. This sector ran into difficulty even before the 2001 fiscal year began. Several large companies with traditional fixed wire services had borrowed vast sums to build an infrastructure for third-generation wireless telephone services. In our analysis, these companies were unlikely to earn a competitive return on their investments for many years. They had also cut their capital investment budgets, hurting smaller companies in the sector.

We maintained a low exposure to telecom companies in relation to their significance in European markets, sticking with only the best-managed companies with the strongest competitive positions, such as Vodafone Group of the United Kingdom and Telecom Italia. Although these and all holdings mentioned in this report were viewed favorably at the end of the reporting period, all are subject to review and adjustment in accordance with the fund's strategy.

To counter the risks of slowing business activity, we positioned the rest of the fund defensively. As you may know from past reports, we use a combination of fundamental security analysis and top-down economic analysis to construct the portfolio. Our goal is to identify companies with stocks priced below their business worth, anticipating that the stocks will appreciate to reflect their true worth. Under recent market conditions, we favored companies that our research indicated would meet their earnings expectations and maintain strong cash flow. Many of these were in the energy, pharmaceuticals, and consumer staples sectors, as well as some financials, particularly insurance companies.

* FUNDAMENTALLY STRONG COMPANIES DELIVERED SOLID RESULTS

Several energy companies were among the fund's best-performing stocks this past year. They benefited from high oil prices, which rose above $30 per barrel and were in the neighborhood of $25 per barrel as this report was being written. To be cautious, we owned companies we believed could deliver profits even if the price of oil fell below $20 per barrel. ENI in Italy has made a substantial contribution to performance, particularly in the first half of the year. Formerly a state-owned enterprise, ENI is now mostly privatized and has successfully restructured in recent years. Management has reduced the company's cost structure and initiated a share repurchase program. Other large holdings in the sector were Shell Transport and Trading in the United Kingdom and TotalFinaElf in France.

"Like Putnam's other foreign funds, this one [Putnam Europe Growth Fund] is among its category's best."

-- morningstar.com, July 25, 2001


Pharmaceutical companies also delivered solid business results in a period when companies in other growth sectors disappointed investors. We favored companies with attractive valuations. An example is AstraZeneca of the United Kingdom. The stock was discounted because one of its biggest products, Losec, an anti-ulcer medication, faces patent expiration this year. However, AstraZeneca is launching a replacement called Nexium, which could potentially be more profitable. The company also has a new cholesterol medication that is poised to take market share from the industry leader. Other pharmaceutical holdings include Sanofi-Synthelabo of France, which has been expanding its international sales, and Elan of Ireland.

* POSITIVE REFORMS SEEN AT CORPORATE AND NATIONAL LEVELS

One of our more successful decisions during the past year was to favor European insurance companies and asset managers while avoiding large banks with exposure to the slump in merger activity and securities underwriting. An example of the type of bank we favored is Banco Popular Espanol, a small Spanish bank with no international exposure.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Shell Transport & Trading Co. PLC
United Kingdom
Oil and gas

Vodafone Group PLC
United Kingdom
Telecommunications

TotalFinaElf SA
France
Oil and gas

AstraZeneca Group PLC
United Kingdom
Pharmaceuticals

ING Groep NV
Netherlands
Insurance

Allianz AG
Germany
Insurance

HSBC Holdings PLC
United Kingdom
Banking

Sanofi-Synthelabo SA
France
Pharmaceuticals

Ente Nazionale Idrocarburi
(ENI) SpA
Italy
Oil and gas

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

Footnote reads:
These holdings represent 30.2% of the fund's net assets as of 6/30/01. Portfolio holdings will vary over time.

European insurance companies benefited from a mixture of internal restructurings and changes in tax codes. Germany and Italy have revised their pension systems, providing tax incentives for individuals to begin saving and investing privately for retirement. These changes have increased the growth potential for asset managers and life insurance companies. In Italy, the recently elected Berlusconi government has introduced a tax incentive to companies to encourage investment. In Germany, the ruling coalition of Social Democrats and Greens slashed corporate taxes to encourage the unwinding of cross-shareholding arrangements. This should help to align corporations with shareholder interests. Your fund owned several German insurance companies, including Allianz and its Italian subsidiary, RAS, which is undergoing a positive restructuring. We also benefited from holdings Muenchener Rueckversicherung (Munich Re) in Germany and ING in the Netherlands.

While we favor the national reforms in Germany and Italy and believe they will be positive for the future, we should note that the fund's three largest country weightings were in the United Kingdom, France, and the Netherlands, in that order. In these markets we found an assortment of attractively valued stocks. In the United Kingdom, Tony Blair's Labour government coasted to re-election, making Britain's eventual adoption of the euro more likely. The British economy continues to perform better than continental European economies in part because the government years ago implemented many of the structural reforms yet to be enacted in European countries. Also, as mentioned above, many British stocks in the energy and pharmaceuticals sectors had attractive valuations and earnings during the past year.

* RECOVERING ECONOMY OFFERS OPPORTUNITIES

As we look ahead to the next fiscal year, we are optimistic that Europe will avoid a recession. Our research indicates that European consumers will continue spending even if unemployment rises a bit. Government spending may also provide stimulus in France, Germany, the United Kingdom, and Spain next year, though budgets are safely restrained by the European Union. We have begun to add basic materials stocks such as Rio Tinto PLC in the United Kingdom as well as media stocks such as VNU in the Netherlands. While our media holdings have not fared well in recent months, we believe they will perform well in the early stages of an economic recovery.

While the weak euro has led to extensive criticism of the European Central Bank, we take the view that an undervalued currency is positive for Europe's economy, given the absence of inflation. We owned several stocks, such as BMW, that benefit from the exchange rate by selling products in the United States and Japan, while their production costs are in cheaper euros. We remain quite cautious about the telecommunications equipment sector and related technology companies. We will continue to rely on our ability to identify stocks of companies that are priced below their worth and poised to earn attractive returns on their capital investments.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Funds investing in a single sector or region may be subject to more volatility than funds investing in a diverse group of sectors or regions.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Europe Growth Fund is designed for investors seeking capital appreciation through investments primarily in common stocks and other securities of European companies.

TOTAL RETURN FOR PERIODS ENDED 6/30/01

                     Class A        Class B         Class C         Class M
(inception dates)   (9/7/90)       (2/1/94)        (7/26/99)       (12/1/94)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -23.32% -27.73% -23.87% -27.32% -23.85% -24.54% -23.67% -26.34%
------------------------------------------------------------------------------
5 years          60.34   51.13   54.72   52.72   54.59   54.59   56.89   51.35
Annual average    9.90    8.61    9.12    8.84    9.10    9.10    9.42    8.64
------------------------------------------------------------------------------
10 years        227.00  208.31  204.13  204.13  203.47  203.47  213.22  202.36
Annual average   12.58   11.92   11.77   11.77   11.74   11.74   12.09   11.70
------------------------------------------------------------------------------
Annual average
(life of fund)   11.98   11.37   11.15   11.15   11.15   11.15   11.48   11.11
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/01

                                     MSCI Europe             Consumer
                                       Index               price index
------------------------------------------------------------------------------
1 year                                -21.74%                 3.19%
------------------------------------------------------------------------------
5 years                                59.13                 13.46
Annual average                          9.74                  2.56
------------------------------------------------------------------------------
10 years                              200.00                 30.81
Annual average                         11.61                  2.72
------------------------------------------------------------------------------
Annual average
(life of fund)                          9.96                  2.82
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-year, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation previously in effect. Without the expense limitation, total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 6/30/91

               Fund's class A          MSCI Europe         Consumer price
Date            shares at POP             Index                 index

6/30/91             9,425                10,000                10,000
6/30/92            11,229                12,251                10,309
6/30/93            11,307                11,943                10,618
6/30/94            13,506                13,839                10,882
6/30/95            16,321                16,438                11,213
6/30/96            19,229                18,852                11,529
6/30/97            24,706                24,506                11,794
6/30/98            33,408                33,588                11,985
6/30/99            32,407                33,505                12,221
6/30/00            40,206                38,344                12,676
6/30/01           $30,831               $30,000               $13,081

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $30,413 and $30,347, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $31,322 ($30,236 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/01

                           Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)        1             1             1             1
------------------------------------------------------------------------------
Income                     $0.011          --            --            --
------------------------------------------------------------------------------
Capital gains
  Long-term                 0.627       $0.627        $0.627        $0.627
------------------------------------------------------------------------------
  Short-term                1.511        1.511         1.511         1.511
------------------------------------------------------------------------------
  Total                    $2.149       $2.138        $2.138        $2.138
------------------------------------------------------------------------------
Share value:            NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
6/30/00               $26.71  $28.34    $25.99        $26.56    $26.50  $27.46
------------------------------------------------------------------------------
6/30/01                18.63   19.77     17.95         18.39     18.39   19.06
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International Europe Index (MSCI Europe) is an unmanaged list of equity securities originating in one of the 15 European countries, with all values expressed in U.S. dollars. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Europe Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Europe Growth Fund (the "fund") at June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 10, 2001



THE FUND'S PORTFOLIO
June 30, 2001

COMMON STOCKS (98.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Belgium (1.0%)
-------------------------------------------------------------------------------------------------------------------
            911,820 Dexia                                                                            $   14,368,556

Denmark (1.0%)
-------------------------------------------------------------------------------------------------------------------
            761,624 Danske Bank A/S                                                                      13,688,301

Finland (2.3%)
-------------------------------------------------------------------------------------------------------------------
            268,182 Elisa Communications OYJ Class A                                                      4,382,644
            646,756 Nokia OYJ Class A                                                                    14,652,549
            500,338 Tietoenator OYJ                                                                      11,136,368
            124,200 Tietoenator OYJ 144A                                                                  2,764,405
                                                                                                      -------------
                                                                                                         32,935,966

France (20.1%)
-------------------------------------------------------------------------------------------------------------------
            174,210 Accor SA                                                                              7,349,581
            272,335 Alstom                                                                                7,573,478
            249,703 Aventis SA                                                                           19,927,820
            142,000 BNP Paribas SA                                                                       12,353,949
            577,828 Bouygues SA                                                                          19,521,512
            169,950 Dassault Systemes SA                                                                  6,547,082
            294,382 GFI Informatique                                                                      4,708,661
             87,828 Groupe Danone                                                                        12,048,704
          1,696,132 Havas Advertising SA                                                                 18,660,675
          1,519,692 Orange SA (NON)                                                                      12,346,707
            400,023 Publicis SA                                                                           9,682,229
            523,487 Rhodia SA                                                                             5,759,352
            425,958 Sanofi-Synthelabo SA                                                                 27,937,840
             67,490 Schneider Electric SA                                                                 3,729,726
            376,333 Societe Generale                                                                     22,278,419
             82,110 Societe Generale 144A                                                                 5,229,099
            492,381 Societe Television Francaise I                                                       14,359,552
            385,853 TotalFinaElf SA                                                                      54,010,939
             83,445 Vinci SA                                                                              5,314,118
            345,286 Vivendi Universal SA                                                                 20,119,040
                                                                                                      -------------
                                                                                                        289,458,483

Germany (8.0%)
-------------------------------------------------------------------------------------------------------------------
            138,381 Allianz AG                                                                           40,602,671
            385,944 Bayerische Motoren Werke (BMW) AG                                                    12,705,689
            591,333 Deutsche Telekom AG                                                                  13,341,867
            260,863 Metro AG                                                                              9,824,192
             86,760 Muenchener Rueckversicherungs-Gesellschaft AG                                        24,340,384
            532,844 ProSiebenSAT.1 Media AG                                                               7,666,080
             52,053 SAP AG                                                                                7,176,145
                                                                                                      -------------
                                                                                                        115,657,028

Ireland (3.0%)
-------------------------------------------------------------------------------------------------------------------
            663,430 Allied Irish Banks PLC                                                                7,411,283
          1,212,556 CRH PLC                                                                              20,318,486
            245,469 Elan Corp. PLC (NON)                                                                 15,165,050
                                                                                                      -------------
                                                                                                         42,894,819

Italy (6.6%)
-------------------------------------------------------------------------------------------------------------------
          3,801,197 Banca Intesa SpA                                                                     13,414,694
          2,249,729 Ente Nazionale Idrocarburi (ENI) SpA                                                 27,416,817
          1,456,831 Riunione Adriatica di Sicurta (RAS) SpA                                              17,901,941
          1,055,899 San Paolo-IMI SpA                                                                    13,529,215
            951,222 Telecom Italia SpA                                                                    8,533,203
          2,852,340 Telecom Italia SpA RNC                                                               13,614,595
                                                                                                      -------------
                                                                                                         94,410,465

Netherlands (10.0%)
-------------------------------------------------------------------------------------------------------------------
            584,800 ABN AMRO Holding NV                                                                  10,982,191
            408,683 Akzo-Nobel NV                                                                        17,293,421
            435,444 Fortis (NL) NV                                                                       10,583,787
            149,380 Gucci Group NV                                                                       12,510,575
            638,139 Hagemeyer NV                                                                         12,286,298
            745,231 ING Groep NV                                                                         48,689,190
            243,498 Koninklijke (Royal) Philips Electronics NV                                            6,452,126
            409,200 VNU NV                                                                               13,852,238
            434,145 Wolters Kluwer NV                                                                    11,665,487
                                                                                                      -------------
                                                                                                        144,315,313

Portugal (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,029,674 Portugal Telecom, SGPS, SA (NON)                                                     14,153,956
          1,650,374 Portugal Telecom, SGPS, SA (Rights) (NON)                                               209,507
                                                                                                      -------------
                                                                                                         14,363,463

Spain (2.8%)
-------------------------------------------------------------------------------------------------------------------
            635,900 Altadis SA                                                                            9,062,651
            364,815 Banco Popular Espanol                                                                12,747,996
            102,416 Inditex 144A                                                                          1,633,817
            315,680 Industria de Deseno Textil SA (NON)                                                   5,035,966
          1,012,573 Telefonica SA (NON)                                                                  12,477,054
                                                                                                      -------------
                                                                                                         40,957,484

Sweden (3.0%)
-------------------------------------------------------------------------------------------------------------------
            641,443 Assa Abloy AB Class B                                                                 9,170,886
          1,483,569 Investor AB Class B                                                                  18,892,104
            820,296 Svenska Handelsbanken Class A                                                        11,727,996
            542,626 Telefonaktiebolaget LM Ericsson AB Class B                                            2,968,523
                                                                                                      -------------
                                                                                                         42,759,509

Switzerland (6.8%)
-------------------------------------------------------------------------------------------------------------------
             10,343 Ares-Serono Group Class B                                                            10,263,562
              7,294 Cie Finance Richemont AG                                                             18,673,419
              3,019 Julius Baer Holding, Ltd. Class B                                                    11,618,647
            104,590 Nestle SA                                                                            22,235,853
              1,476 Swatch Group AG (The) Class B                                                         1,478,629
             23,676 Synthes-Stratec, Inc.                                                                14,533,965
            135,481 UBS AG                                                                               19,415,827
                                                                                                      -------------
                                                                                                         98,219,902

United Kingdom (33.2%)
-------------------------------------------------------------------------------------------------------------------
          1,620,800 Amersham PLC                                                                         11,738,555
          1,122,014 AstraZeneca Group PLC                                                                52,275,439
          1,847,338 BAE Systems PLC                                                                       8,845,888
            956,656 BOC Group PLC                                                                        13,991,591
          1,818,507 BP PLC                                                                               14,947,807
          1,726,660 British Telecommunications PLC (NON)                                                 10,854,063
          1,500,920 CMG PLC (NON)                                                                         6,564,413
          2,277,004 Compass Group PLC                                                                    18,220,238
            912,839 GlaxoSmithKline PLC                                                                  25,674,510
          5,170,853 Granada PLC                                                                          10,853,118
          1,519,184 Halifax Group PLC (NON)                                                              17,561,442
          2,884,132 HSBC Holdings PLC (NON)                                                              34,171,419
            623,701 Imperial Chemical Industries PLC                                                      3,657,552
          1,967,692 Invensys PLC                                                                          3,735,675
          7,615,561 Kidde PLC                                                                             8,728,457
          1,875,606 Misys PLC                                                                            13,109,194
            762,100 Rio Tinto PLC (NON)                                                                  13,525,374
            895,986 Royal Bank of Scotland Group PLC                                                     19,744,594
          2,347,574 Scottish Power PLC                                                                   17,266,287
            980,024 Severn Trent Water PLC                                                               10,267,648
          7,913,324 Shell Transport & Trading Co. PLC                                                    65,769,480
            803,133 Smiths Industries PLC (NON)                                                           9,317,929
            533,301 United Business Media PLC                                                             4,334,891
         25,753,014 Vodafone Group PLC                                                                   57,040,930
          2,427,656 William Morrison Supermarkets PLC                                                     7,263,312
          1,764,598 WPP Group PLC                                                                        17,370,879
                                                                                                     --------------
                                                                                                        476,830,685
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,351,433,837) (b)                                      $1,420,859,974
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,437,763,917.

  (b) The aggregate identified cost on a tax basis is $1,366,541,468, resulting in gross unrealized appreciation and depreciation of $169,080,375 and $114,761,869, respectively, or net unrealized appreciation of $54,318,506.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The fund had the following industry group concentrations greater than 10% at June 30, 2001 (as a percentage of net assets):

         Banking           14.9%
         Oil & gas         11.3

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,351,433,837) (Note 1)                                    $1,420,859,974
-------------------------------------------------------------------------------------------
Cash                                                                                723,492
-------------------------------------------------------------------------------------------
Dividends and other receivables                                                   2,613,913
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            5,858,612
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   32,487,221
-------------------------------------------------------------------------------------------
Total assets                                                                  1,462,543,212

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                52,620
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 16,573,496
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,735,213
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,731,513
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          423,685
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        84,292
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          6,668
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,059,353
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              112,455
-------------------------------------------------------------------------------------------
Total liabilities                                                                24,779,295
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,437,763,917

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,474,695,721
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,692,689
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                     (108,840,722)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                     69,216,229
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,437,763,917

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($786,341,740 divided by 42,201,116 shares)                                          $18.63
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.63)*                              $19.77
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($580,206,710 divided by 32,321,467 shares)**                                        $17.95
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($17,112,945 divided by 930,759 shares)**                                            $18.39
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($54,102,522 divided by 2,942,189 shares)                                            $18.39
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.39)*                              $19.06
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended June 30, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,514,685)                                  $  26,856,449
-------------------------------------------------------------------------------------------
Interest                                                                          2,538,656
-------------------------------------------------------------------------------------------
Total investment income                                                          29,395,105

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 12,384,049
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,798,668
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    51,684
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     22,562
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,378,979
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             7,362,798
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               162,336
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               494,267
-------------------------------------------------------------------------------------------
Other                                                                             1,028,877
-------------------------------------------------------------------------------------------
Total expenses                                                                   27,684,220
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,517,423)
-------------------------------------------------------------------------------------------
Net expenses                                                                     26,166,797
-------------------------------------------------------------------------------------------
Net investment income                                                             3,228,308
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (105,831,253)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                        (199,173)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of  assets and liabilities in
foreign currencies during the year                                                  (64,616)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                     (361,500,725)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (467,595,767)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(464,367,459)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended June 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $    3,228,308   $    1,905,229
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                        (106,030,426)     173,642,016
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                     (361,565,341)     227,462,263
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (464,367,459)     403,009,508
--------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                               (436,959)      (7,156,559)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (701,242)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --          (26,075)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (18,373)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (84,928,948)      (1,408,472)
--------------------------------------------------------------------------------------------------
   Class B                                                            (69,198,813)      (1,297,297)
--------------------------------------------------------------------------------------------------
   Class C                                                             (1,430,952)          (5,883)
--------------------------------------------------------------------------------------------------
   Class M                                                             (6,517,912)        (135,958)
--------------------------------------------------------------------------------------------------
Increase (decrease) from
capital share transactions (Note 4)                                       291,153     (120,232,775)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (626,589,890)     272,026,874

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   2,064,353,807    1,792,326,933
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $2,692,689 and $100,512, respectively)                   $1,437,763,917   $2,064,353,807
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $26.71       $21.72       $23.68       $18.96       $15.91
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .12          .11          .16          .31          .24
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.05)        5.11         (.91)        5.91         4.07
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.93)        5.22         (.75)        6.22         4.31
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.01)        (.19)        (.21)        (.37)        (.20)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.14)        (.04)        (.88)       (1.13)       (1.06)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --         (.12)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.15)        (.23)       (1.21)       (1.50)       (1.26)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.63       $26.71       $21.72       $23.68       $18.96
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (23.32)       24.07        (2.99)       35.22        28.49
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $786,342   $1,094,311     $903,697     $791,871     $313,492
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.23         1.21         1.23         1.32         1.45
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .52          .46          .72         1.46         1.43
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 88.89       110.71        65.08        48.86        55.45
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $25.99       $21.14       $23.11       $18.56       $15.64
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.05)        (.07)          --(d)       .14          .13
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.85)        4.98         (.88)        5.80         3.97
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.90)        4.91         (.88)        5.94         4.10
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.02)        (.09)        (.26)        (.12)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.14)        (.04)        (.88)       (1.13)       (1.06)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --         (.12)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.14)        (.06)       (1.09)       (1.39)       (1.18)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.95       $25.99       $21.14       $23.11       $18.56
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (23.87)       23.23        (3.66)       34.26        27.51
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $580,207     $877,126     $790,680     $633,294     $261,454
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.98         1.96         1.98         2.07         2.20
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.24)        (.30)        (.01)         .69          .76
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 88.89       110.71        65.08        48.86        55.45
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended  July 26, 1999+
operating performance                 June 30    to June 30
--------------------------------------------------------------
                                        2001         2000
--------------------------------------------------------------
Net asset value,
beginning of period                   $26.56       $21.68
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment loss (a)                 (.03)        (.02)
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (6.00)        5.10
--------------------------------------------------------------
Total from
investment operations                  (6.03)        5.08
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                         --         (.16)
--------------------------------------------------------------
From net realized gain
on investments                         (2.14)        (.04)
--------------------------------------------------------------
Total distributions                    (2.14)        (.20)
--------------------------------------------------------------
Net asset value,
end of period                         $18.39       $26.56
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (23.85)       23.06*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                       $17,113      $13,501
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.98         1.82*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.12)        (.08)*
--------------------------------------------------------------
Portfolio turnover (%)                 88.89       110.71
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $26.50       $21.48       $23.51       $18.85       $15.86
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .01         (.02)         .02          .20          .19
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (5.98)        5.08         (.85)        5.89         4.03
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (5.97)        5.06         (.83)        6.09         4.22
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --           --(d)      (.20)        (.30)        (.17)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (2.14)        (.04)        (.88)       (1.13)       (1.06)
-----------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --         (.12)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.14)        (.04)       (1.20)       (1.43)       (1.23)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.39       $26.50       $21.48       $23.51       $18.85
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (23.67)       23.58        (3.37)       34.56        27.91
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $54,103      $79,416      $97,950      $42,614      $15,811
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.73         1.71         1.73         1.82         1.95
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                .04         (.08)         .07          .99         1.10
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 88.89       110.71        65.08        48.86        55.45
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
June 30, 2001

Note 1
Significant accounting policies

Putnam Europe Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 2001, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2001, the fund had a capital loss carryover of approximately $883,000 available to offset future net capital gain, if any, which will expire on June 30, 2009.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution
(or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2001, the fund reclassified $199,172 to decrease undistributed net investment income and $594,663 to increase paid-in-capital, with an increase to accumulated net realized losses of $395,491. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2001, the fund's expenses were reduced by $1,517,423 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,956 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended June 30, 2001, Putnam Retail Management, acting as underwriter received net commissions of $221,654 and $240,455 from the sale of class A and class M shares, respectively, and received $1,236,733 and $11,644 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended June 30, 2001, Putnam Retail Management, acting as underwriter received $97,845 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended June 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,675,160,366 and $1,814,990,649, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At June 30, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 51,806,586      $1,129,315,843
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,641,008          78,718,610
---------------------------------------------------------------------------
                                            55,447,594       1,208,034,453

Shares
repurchased                                (54,211,628)     (1,185,896,120)
---------------------------------------------------------------------------
Net increase                                 1,235,966      $   22,138,333
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 45,361,561      $1,130,028,953
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  307,502           7,794,679
---------------------------------------------------------------------------
                                            45,669,063       1,137,823,632

Shares
repurchased                                (46,311,925)     (1,146,251,509)
---------------------------------------------------------------------------
Net decrease                                  (642,862)     $   (8,427,877)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,932,132        $ 87,372,829
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,948,583          61,625,519
---------------------------------------------------------------------------
                                             6,880,715         148,998,348

Shares
repurchased                                 (8,306,041)       (178,077,001)
---------------------------------------------------------------------------
Net decrease                                (1,425,326)       $(29,078,653)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,225,591       $ 175,526,702
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   72,197           1,787,475
---------------------------------------------------------------------------
                                             7,297,788         177,314,177

Shares
repurchased                                (10,947,778)       (263,217,657)
---------------------------------------------------------------------------
Net decrease                                (3,649,990)      $ (85,903,480)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,618,432        $ 34,189,214
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   51,480           1,102,183
---------------------------------------------------------------------------
                                             1,669,912          35,291,397

Shares
repurchased                                 (1,247,394)        (25,946,131)
---------------------------------------------------------------------------
Net increase                                   422,518        $  9,345,266
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                              (commencement of operations)
                                                          to June 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    799,469         $20,027,714
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,156              29,235
---------------------------------------------------------------------------
                                               800,625          20,056,949

Shares
repurchased                                   (292,384)         (7,280,433)
---------------------------------------------------------------------------
Net increase                                   508,241         $12,776,516
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,822,093         $83,147,317
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  140,206           2,999,006
---------------------------------------------------------------------------
                                             3,962,299          86,146,323

Shares
repurchased                                 (4,016,702)        (88,260,116)
---------------------------------------------------------------------------
Net decrease                                   (54,403)        $(2,113,793)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,677,133       $ 115,254,957
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,524              63,628
---------------------------------------------------------------------------
                                             4,679,657         115,318,585

Shares
repurchased                                 (6,242,590)       (153,996,519)
---------------------------------------------------------------------------
Net decrease                                (1,562,933)      $ (38,677,934)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

For the period, interest and dividends from foreign countries were $30,371,134 or $.387 per share (for all classes). Taxes paid to foreign countries were $3,514,685 or $.045 per share (for all classes of shares).

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Justin M. Scott
Vice President

Omid Kamshad
Vice President and Fund Manager

Joshua L. Byrne
Vice President and Fund Manager

Nicholas J. A. Melhuish
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Europe Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN005-73681  057/234/688  8/01